UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MONSANTO COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on January 27, 2017.

MONSANTO COMPANY

Meeting Information

 Meeting Type:           Annual Meeting

 For holders as of:      December 5, 2016

 Date:  January 27, 2017            Time:  8:00 AM C.S.T.

 Location:       “AA” Building, AA 1825

                        Chesterfield Village Research Center

                        700 Chesterfield Parkway West

                        Chesterfield, Missouri 63017

MONSANTO COMPANY 800 NORTH LINDBERGH BLVD. ST. LOUIS, MO 63167

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—    Before You Vote    —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                 2016 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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                                     1) BY INTERNET:         www.proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 13, 2017 to facilitate timely delivery.

—    How To Vote    —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

1.      Election of Directors

         Nominees:

1a.    Dwight M. “Mitch” Barns

1b.    Gregory H. Boyce

1c.    David L. Chicoine, Ph.D.

1d.    Janice L. Fields

1e.    Hugh Grant

1f.    Arthur H. Harper

1g.    Laura K. Ipsen

1h.    Marcos M. Lutz

1i.     C. Steven McMillan

1j.     Jon R. Moeller

1k.    George H. Poste, Ph.D., D.V.M.

1l.     Robert J. Stevens

1m.  Patricia Verduin, Ph.D.

2.   Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017.

3.    Advisory (Non-Binding) vote to approve executive compensation.

The Board of Directors recommends you vote for 1 year:

4.   Advisory (Non-Binding) vote on frequency of advisory votes on executive compensation.

The Board of Directors recommends you vote FOR proposal 5:

5.   Approval of Performance Goals under, and an amendment to, the Long-Term Incentive Plan.

The Board of Directors recommends you vote AGAINST the following proposals:

6.   Shareowner proposal: Lobbying Report.

7.   Shareowner proposal: Glyphosate Report.

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